                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT TO 1934


                                February 16, 2005
                        (Date of earliest event reported)



                              TB WOOD'S CORPORATION
             (Exact name of registrant as specified in its charter)



           DELAWARE                       1-14182             25-1771145
    (State of incorporation)             Commission          (IRS Employer
                                         File Number       Identification No.)

          440 NORTH FIFTH AVENUE, CHAMBERSBURG, PA                17201
           (Address of principal executive office)              (Zip Code)


                                  717-264-7161
              (Registrant's telephone number, including area code)

                                    No Change
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE

On February 16, 2005 the Company announced a management change. The full text of this change is furnished as Exhibit 99.1 hereto. All of the information furnished in this report and the accompanying exhibit shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

          99.1        Press Release of the Company regarding management change.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TB WOOD'S CORPORATION

By /s/ Joseph C. Horvath
------------------------
Vice President-Finance
(Principal Financial and Accounting Officer)

Date: February 17, 2005

                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------                               -----------


   Exhibit 99.1 Press Release of the Company, dated February 16, 2005.